UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 5, 2025, Carrier Global Corporation (“Carrier” or the “Company”) repurchased 4,267,425 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) from Viessmann Traeger HoldCo GmbH (“Viessmann HoldCo”), an entity controlled by Maximilian Viessmann, one of the Company’s directors, for an aggregate purchase price of $300 million. The price per share of $70.30 represented a 1.5406% discount from the closing price of the Common Stock on June 5, 2025, and was equal to the price per share at which Viessmann HoldCo simultaneously sold the same number of shares to a third party broker pursuant to Rule 144 under the Securities Act of 1933, as amended. The repurchases were made pursuant to the Company’s existing share repurchase authorization.

Mr. Viessmann stated, “Combining with Carrier was transformational for Viessmann Climate Solutions, Carrier and the industry. Serving on the Board has given me profound excitement about the combination and the impact that, together, we will have for our customers, people and the planet for generations to come. I am selling a small percentage of my shares for typical diversification reasons, but I remain the largest non-institutional shareholder and currently aim both to keep it that way and to continue serving on Carrier’s Board for years to come. I could not have more confidence in Carrier, its leadership and the growth that, together, we will achieve.” Viessmann HoldCo has advised the Company that it will not sell any Carrier common stock within this calendar year.

The information furnished under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: June 5, 2025	By:	/s/ Patrick Goris
Patrick Goris Senior Vice President and Chief Financial Officer